ITEM 77.C.  Matters submitted to a vote of security holders

Special Meeting of Shareholders of the Victory Portfolios (the "Trust") on March 27, 2000


Proposal # 1 - Election of Trustees

Trustees                                        For             Withheld
Theodore H. Emmerich
    7,017,356,888.00
  181,560,279.00
Dr. Harry Gazelle
    7,014,923,438.00
  183,993,729.00
Frankie D. Hughes
    7,032,332,924.00
  166,584,242.00
Roger Noall
    6,959,361,663.00
  239,555,503.00
Eugene J. McDonald
    7,032,245,472.00
  166,671,694.00
Dr. Thomas F. Morrissey
    7,030,564,914.00
  168,352,252.00
Patrick Swygert
    7,029,445,823.00
  169,471,343.00
Frank A. Weil
    7,032,067,463.00
  166,849,703.00
Donald E. Weston
    6,965,593,555.00
  233,323,611.00
Leigh A. Wilson
    7,031,423,558.00
  167,493,608.00

Proposal # 2 - To approve an Amended and Restated Trust Instrument for all funds in the Victory Portfolios, except for Victory Government Mortgage Fund and Victory Ohio Regional Stock Fund and Proposal # 3 for Victory Government Mortgage Fund and Victory Ohio Regional Fund.

Fund                                                    For
Against
Balanced
			  19,113,103.00
	     16,585.00
Convertible Securities
			  3,014,185.00
	      81,517.00
Diversified Stock
			35,119,034.00
	  463,238.00
Established Value
			6,326,027.00
	     59,182.00
Federal Money Market
		   404,239,207.00
       7,015,025.00
Financial Reserves
		    523,785,172.00
     52,314,946.00
Fund for Income
			8,046,573.00
	    45,666.00
Gradison Government Reserves
		     816,621,745.00
     10,494,953.00
Growth
		       14,953,088.00
	  206,694.00
Institutional Money Market
		  1,073,621,405.00
    79,988,699.00
Intermediate Income
		       18,428,079.00
	     18,376.00
International Growth
			 9,122,756.00
	  205,264.00
Investment Quality
			  9,128,851.00
	     36,651.00
Lakefront
			      98,833.00
			    -
LifeChoice Conservative Investor
			     423,313.00
			    -
LifeChoice Growth Investor
			 1,006,792.00
		  347.00
LifeChoice Moderate Investor
			  1,326,412.00
			    -
Limited Term Income
			 3,123,795.00
			    -
National Municipal Bond
			 1,755,964.00
	     36,013.00
New York Tax Free
			      591,153.00
	    29,049.00
Ohio Municipal Bond
		       10,348,023.00
	    116,702.00
Ohio Municipal Money Market
		      422,011,185.00
      6,262,760.00
Prime Obligations
		   674,778,724.00
      25,034,118.00
Real Estate Investment
			  1,303,831.00
			    -
Small Company Opportunity
			2,657,378.00
	    45,338.00
Special Value
		       10,206,574.00
		  477.00
Stock Index
		       22,441,482.00
	    39,022.00
Tax Free Money Market
		    276,351,767.00
	 1,190,216.00
U.S. Government Obligations
		   858,324,629.00
     31,708,724.00
Value
		      27,380,365.00
	       5,440.00
Government Mortgage
			6,876,270.00
			    -
Ohio Regional Stock Fund
			 1,024,853.00


Proposal # 2 - To reorganize the Victory Government Mortgage Fund and Victory Ohio Regional Stock Fund into a corresponding fund of The Victory Portfolios for the Victory Government Mortgage Fund and Victory Ohio Regional Stock Fund only.

Fund                            For                  Against
Government Mortgage
   6,850,928.00
   31,641.00
Ohio Regional Stock
       1,025,111.00
     1,044.00

Proposal # 3 - To approve an Amended and Restated Distribution Plan for certain classes of The Victory Portfolios, except Victory Government Mortgage
Fund, Victory Ohio Regional Stock Fund, Victory Established Value Fund and Victory Gradison Government Reserves Fund.

Fund                                                            For
Against
Balanced - Class A
	  18,851,015.00
	   60,643.00
Convertible Securities - Class A
	 3,055,547.00
	  119,744.00
Diversified Stock - Class A
	32,720,671.00
	 447,601.00
Federal Money Market - Investor Class *
    288,925,879.00
	887,445.00
Federal Money Market - Select Class *
      117,704,090.00
	  519,168.00
Financial Reserves
    563,628,998.00
  20,546,987.00
Fund for Income - Class A
	 2,735,950.00
	    15,300.00
Growth - Class A
	15,646,322.00
	  136,910.00
Institutional Money Market - Investor Class
    992,329,553.00
   12,847,354.00
Institutional Money Market - Select Class
   1,566,303,513.00
      1,827,666.00
Intermediate Income - Class A
	 18,410,460.00
	    29,812.00
International Growth -Class A
	 8,030,800.00
	  178,401.00
Investment Quality Bond - Class A
	 9,096,246.00
	 166,832.00
Lakefront - Class A
		99,192.00
			   -
LifeChoice Conservative Investor - Class A
	      421,803.00
			   -
LifeChoice Growth Investor - Class A
	  1,075,229.00
		 433.00
LifeChoice Moderate Investor - Class A
	   1,430,712.00
		  106.00
Limited Term Income - Class A
	   3,116,004.00
	   23,929.00
National Municipal Bond - Class A
	   1,718,892.00
	    31,872.00
New York Tax Free - Class A
	     578,650.00
	   111,430.00
Ohio Municipal Bond - Class A
	  4,818,450.00
	  118,302.00
Ohio Municipal Money Market - Class A *
     419,373,372.00
      10,311,719.00
Prime Obligations - Class A *
     678,651,824.00
  22,508,722.00
Real Estate Investment - Class A
	   1,318,693.00
		 725.00
Small Company Opportunity - Class A
	  1,059,009.00
	     16,515.00
Special Value - Class A
	10,240,498.00
		 477.00
Stock Index - Class A
	22,036,176.00
	   50,458.00
Stock Index - Class G *
	     256,580.00
	      1,655.00
Tax Free Money Market - Class A *
    266,578,878.00
     11,505,153.00
U.S. Government Obligations - Investor Class
    230,420,903.00
    12,416,247.00
U.S. Government Obligations - Select Class *
      639,115,698.00
     8,426,973.00
Value - Class A
	28,135,984.00
	   29,727.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the Fund's outstanding shares be present at the meeting.

Proposal # 4a - To eliminate the investment restriction relating to diversification for the Funds listed below.

Fund                                            For                  Against
Balanced
19,119,643.00
15,594.00
Convertible Securities
3,095,992.00
7,756.00
Diversified Stock
35,349,097.00
316,748.00
Established Value *
6,333,907.00
45,602.00
Federal Money Market *
406,475,910.00
0.00
Financial Reserves
574,393,198.00
1,059,212.00
Fund for Income
8,089,515.00
15,717.00
Gradison Government Reserves *
819,558,399.00
7,595,489.00
Growth
15,066,643.00
108,119.00
Institutional Money Market **
1,146,835,095.00
2,060,310.00
Intermediate Income
18,443,930.00
0.00
International Growth
9,172,259.00
161,402.00
Investment Quality
9,176,850.00
47,402.00
Lakefront
98,774.00
0.00
LifeChoice Conservative Investor
416,091.00
0.00
LifeChoice Growth Investor
1,007,092.00
344.00
LifeChoice Moderate Investor
1,326,412.00
0.00
Limited Term Income
3,130,399.00
0.00
National Municipal Bond
1,757,413.00
29,865.00
New York Tax Free  **
572,043.00
29,050.00
Ohio Municipal Bond
	    10,411,951.00
	 84,279.00
Ohio Municipal Money Market *
422,631,285.00
5,596,654.00
Prime Obligations *
675,439,499.00
18,050,181.00
Real Estate Investment
1,303,632.00
0.00
Small Company Opportunity *
2,640,544.00
33,006.00
Special Value
10,206,574.00
477.00
Stock Index
22,140,376.00
29,216.00
Tax Free Money Market *
272,764,776.00
2,571,464.00
U.S. Government Obligations *
884,337,152.00
3,935,515.00
Value
27,383,967.00
0.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

** Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 67% of the Fund vote in favor of the proposal.


Proposal 4B - To change the wording of the investment restriction concerning the concentration of investments for the Funds listed below.

Fund                                            For
Against
Balanced
	 19,098,524.00
	  36,713.00
Convertible Securities
	   3,095,992.00
	    7,756.00
Diversified Stock
	35,345,462.00
       320,382.00
Established Value *
	   6,333,692.00
	  45,816.00
Federal Money Market *
       405,498,715.00
    6,977,195.00
Financial Reserves
	571,391,668.00
   4,060,742.00
Fund for Income
	   8,080,335.00
	 24,896.00
Gradison Government Reserves *
	818,352,163.00
    8,801,726.00
Growth
	 15,066,924.00
	107,838.00
Institutional Money Market **
     1,146,838,156.00
   2,057,249.00
Intermediate Income
	 18,425,554.00
	  18,376.00
International Growth
	     9,170,601.00
	163,060.00
Investment Quality
	    9,187,602.00
	  36,651.00
Lakefront
		 98,774.00
			 -
Limited Term Income
	    3,130,399.00
			 -
National Municipal Bond
	    1,759,978.00
	 27,299.00
New York Tax Free **
	      572,043.00
	 29,050.00
Ohio Municipal Bond
	    10,411,951.00
	 85,766.00
Ohio Municipal Money Market *
       422,434,816.00
    5,793,124.00
Prime Obligations *
      675,439,499.00
  19,085,663.00
Real Estate Investment
	    1,303,632.00
			 -
Small Company Opportunity *
	     2,638,411.00
	  35,139.00
Special Value
	 10,206,574.00
	       477.00
Stock Index
	  22,139,601.00
	 29,992.00
Tax Free Money Market *
	 272,611,122.00
     2,725,118.00
Value
	27,383,967.00
			 -

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

** Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 67% of the Fund vote in favor of the proposal

Proposal 4c - To eliminate the investment restriction relating to joint trading accounts for the Funds listed below.

Fund                                    For                     Against
Balanced
	  18,876,134.00
	  15,534.00
Diversified Stock
	33,727,988.00
	  115,814.00
Established Value *
	    6,347,813.00
	  18,587.00
Growth
	  14,981,055.00
	 39,003.00
Intermediate Income
	    18,311,261.00
			 -
International Growth
	    9,222,515.00
	 34,988.00
Investment Quality
	   8,990,667.00
	   20,115.00
Limited Term Income
	   3,047,382.00
			 -
Ohio Municipal Bond
	 10,062,228.00
	 80,760.00
Prime Obligations *
       676,106,078.00
   17,701,546.00
Small Company Opportunity *
	   2,668,566.00
	     4,160.00
Special Value
	 10,264,770.00
	     1,829.00
Stock Index
	 22,154,655.00
	  10,083.00
Tax Free Money Market *
	 271,316,174.00
     1,941,596.00
Value
	27,073,769.00
			 -

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.


Proposal 4d - To clarify, modernize and standardize the investment restriction on borrowing for the Funds listed below.

Fund                                            For            Against
Balanced
	   19,098,115.00
37,122.00
Convertible Securities
	   3,069,540.00
34,208.00
Diversified Stock
	35,202,260.00
463,585.00
Established Value *
	    6,300,214.00
79,294.00
Federal Money Market *
       405,498,715.00
977,195.00
Financial Reserves
       574,393,198.00
1,059,212.00
Fund for Income
	   8,074,035.00
31,197.00
Gradison Government Reserves *
       814,272,423.00
12,881,466.00
Growth
	 15,025,067.00
149,694.00
Institutional Money Market **
    1,146,099,444.00
2,795,961.00
Intermediate Income
	  18,421,934.00
21,996.00
International Growth
	    9,158,680.00
174,981.00
Investment Quality
	    9,167,869.00
56,383.00
Lakefront
		 98,774.00
0.00
LifeChoice Conservative Investor
		416,091.00
0.00
LifeChoice Growth Investor
	    9,158,680.00
174,981.00
LifeChoice Moderate Investor
	     1,326,412.00
0.00
Limited Term Income
	    3,130,399.00
0.00
National Municipal Bond
	     1,757,413.00
29,865.00
New York Tax Free **
	      572,043.00
29,050.00
Ohio Municipal Bond
	 10,377,670.00
118,560.00
Ohio Municipal Money Market *
       422,045,721.00
6,182,218.00
Prime Obligations *
       674,460,615.00
19,029,064.00
Real Estate Investment
	    1,303,632.00
0.00
Small Company Opportunity *
	   2,623,449.00
50,100.00
Special Value
	 10,206,574.00
477.00
Stock Index
	 22,128,503.00
41,089.00
Tax Free Money Market *
       268,800,612.00
6,535,629.00
U.S. Government Obligations *
	883,162,719.00
5,109,948.00
Value
	27,356,546.00
27,421.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

** Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 67% of the Fund vote in favor of the proposal

Proposal 4e - To update the lending restriction to clarify that the Funds listed below may lend their portfolio securities and engage in certain types of securities transactions that might be construed as lending transactions.

Fund                                            For
Against
Balanced
	   19,098,115.00
	  37,122.00
Convertible Securities
	   3,068,860.00
	 34,888.00
Diversified Stock
	35,228,545.00
       437,300.00
Established Value *
	   6,302,909.00
	 76,599.00
Financial Reserves
       574,190,978.00
     1,261,432.00
Fund for Income
	   8,078,257.00
	 26,974.00
Gradison Government Reserves *
       814,552,588.00
    12,601,301.00
Growth
	  15,051,023.00
	123,738.00
Institutional Money Market **
    1,145,633,639.00
    3,261,766.00
Intermediate Income
	  18,421,934.00
	  21,996.00
International Growth
	     9,169,148.00
	 164,513.00
Investment Quality
	    9,167,869.00
	 56,383.00
Lakefront
		 98,774.00
			 -
LifeChoice Conservative Investor
		416,091.00
			 -
LifeChoice Growth Investor
	    1,007,092.00
	       344.00
LifeChoice Moderate Investor
	     1,326,412.00
			 -
Limited Term Income
	    3,130,399.00
			 -
National Municipal Bond
	     1,757,413.00
	 29,865.00
New York Tax Free **
	      566,428.00
	 34,665.00
Ohio Municipal Bond
	 10,390,477.00
	105,753.00
Ohio Municipal Money Market *
      422,409,583.00
    5,818,357.00
Prime Obligations *
      674,683,090.00
  18,806,590.00
Real Estate Investment
	    1,303,632.00
			 -
Small Company Opportunity *
	    2,621,694.00
	  51,856.00
Special Value
	   10,194,173.00
	  12,878.00
Stock Index
	  22,131,360.00
	 38,233.00
Tax Free Money Market *
       269,314,044.00
    6,022,196.00
U.S. Government Obligations *
      884,097,336.00
     4,175,331.00
Value
	27,356,546.00
	  27,421.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

** Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 67% of the Fund vote in favor of the proposal

Proposal 4f - To clarify and modernize the language concerning senior securities for the Funds listed below.

Fund                                            For
Against
Balanced
	   19,119,643.00
	  15,594.00
Convertible Securities
	    3,068,195.00
	 35,553.00
Diversified Stock
	35,286,588.00
       379,257.00
Established Value *
	    6,327,017.00
	  52,491.00
Federal Money Market *
       406,475,910.00
			 -
Financial Reserves
       574,393,198.00
     1,059,212.00
Fund for Income
	   8,086,032.00
	  19,200.00
Gradison Government Reserves *
	816,600,041.00
  10,553,848.00
Growth
	 15,040,968.00
	133,793.00
Institutional Money Market **
    1,146,486,489.00
    2,408,916.00
Intermediate Income
	 18,425,554.00
	  18,376.00
International Growth
	    9,164,029.00
	169,632.00
Investment Quality
	    9,176,850.00
	 47,402.00
Lakefront
		 98,774.00
			 -
LifeChoice Conservative Investor
		416,091.00
			 -
LifeChoice Growth Investor
	    1,007,092.00
	       344.00
LifeChoice Moderate Investor
	     1,326,412.00
			 -
Limited Term Income
	    3,130,399.00
			 -
National Municipal Bond
	    1,759,978.00
	 27,299.00
New York Tax Free **
	      568,528.00
	 32,565.00
Ohio Municipal Bond
	  10,415,266.00
	 80,963.00
Ohio Municipal Money Market *
      423,352,027.00
    4,875,913.00
Prime Obligations *
      675,358,877.00
   18,130,803.00
Real Estate Investment
	    1,303,632.00
			 -
Small Company Opportunity *
	   2,640,822.00
	 32,728.00
Special Value
	 10,206,574.00
	       477.00
Stock Index
	 22,145,266.00
	 24,326.00
Tax Free Money Market *
	272,183,412.00
    3,152,828.00
U.S. Government Obligations *
      884,274,876.00
   3,997,792.00
Value
	27,356,546.00
	  27,421.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

** Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 67% of the Fund vote in favor of the proposal

Proposal 4g - To modernize the present restriction by allowing a Fund to invest in certain newer financial instruments that were precluded under the prior restriction for Funds listed below.

Fund                                            For
Against
Balanced
	  19,099,318.00
	 35,920.00
Convertible Securities
	    3,095,312.00
	    8,436.00
Diversified Stock
	 35,291,267.00
       374,578.00
Established Value *
	     6,318,081.00
	  61,427.00
Federal Money Market *
       405,498,715.00
	977,195.00
Financial Reserves
       570,461,467.00
   4,990,943.00
Fund for Income
	     8,084,131.00
	    21,101.00
Gradison Government Reserves *
       816,828,706.00
   10,325,183.00
Growth
	 15,057,337.00
	 117,424.00
Institutional Money Market **
     1,137,458,221.00
    11,437,184.00
Intermediate Income
	 18,422,576.00
	  21,354.00
International Growth
	    9,170,742.00
	 162,919.00
Investment Quality
	    9,187,602.00
	  36,651.00
Lakefront
		 98,774.00
			 -
LifeChoice Conservative Investor
		416,091.00
			 -
LifeChoice Growth Investor
	    1,007,092.00
	       344.00
LifeChoice Moderate Investor
	     1,326,412.00
			 -
Limited Term Income
	    3,130,399.00
			 -
National Municipal Bond
	    1,759,978.00
	 27,299.00
New York Tax Free **
	      572,043.00
	 29,050.00
Ohio Municipal Bond
	 10,363,934.00
	132,296.00
Ohio Municipal Money Market *
      422,022,767.00
    6,205,173.00
Prime Obligations *
      674,065,925.00
  19,423,755.00
Real Estate Investment
	    1,303,632.00
			 -
Small Company Opportunity *
	    2,627,661.00
	 45,889.00
Special Value
	 10,206,574.00
	       477.00
Stock Index
	 22,145,354.00
	 24,238.00
Tax Free Money Market *
      269,525,675.00
    5,810,566.00
U.S. Government Obligations *
      882,648,594.00
   5,624,073.00
Value
	27,356,546.00
	  27,421.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

** Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 67% of the Fund vote in favor of the proposal

Proposal 4h - To modernize and clarify the restriction on underwriting by the Funds listed below.

Fund                                            For
Against
Balanced
	 19,099,328.00
	 35,909.00
Convertible Securities
	    3,095,312.00
	    8,436.00
Diversified Stock
	35,254,067.00
	 411,778.00
Established Value *
	   6,332,945.00
	 46,563.00
Federal Money Market *
       406,475,910.00
			 -
Financial Reserves
       575,316,777.00
	135,633.00
Fund for Income
	    8,089,515.00
	   15,717.00
Gradison Government Reserves *
	819,412,988.00
   7,740,900.00
Growth
	 15,057,337.00
	 117,424.00
Institutional Money Market **
    1,138,342,859.00
  10,552,545.00
Intermediate Income
	 18,443,930.00
			 -
International Growth
	     9,171,327.00
	162,334.00
Investment Quality
	    9,167,869.00
	 56,383.00
Lakefront
		 98,774.00
			 -
LifeChoice Conservative Investor
		416,091.00
			 -
LifeChoice Growth Investor
	    1,007,092.00
	       344.00
LifeChoice Moderate Investor
	     1,326,412.00
			 -
Limited Term Income
	    3,130,399.00
			 -
National Municipal Bond
	    1,759,978.00
	 27,299.00
New York Tax Free **
	      569,944.00
	   31,149.00
Ohio Municipal Bond
	  10,367,691.00
	128,539.00
Ohio Municipal Money Market *
      423,859,034.00
   4,368,906.00
Prime Obligations *
       675,010,677.00
  18,479,003.00
Real Estate Investment
	    1,303,632.00
			 -
Small Company Opportunity *
	   2,634,858.00
	  38,691.00
Special Value
	 10,206,574.00
	       477.00
Stock Index
	 22,145,338.00
	 24,255.00
Tax Free Money Market *
      272,799,848.00
   2,536,392.00
U.S. Government Obligations *
       885,718,237.00
    2,554,431.00
Value
	27,356,546.00
	  27,421.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

** Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 67% of the Fund vote in favor of the proposal

Proposal 4i - To eliminate the investment restriction on pledging assets for security for the Funds listed below.

Fund                            For                    Against
Established Value *
	   6,325,004.00
	 54,504.00
Fund for Income
	   8,074,085.00
	   31,146.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

Proposal 4j - To eliminate the investment restriction on investing to influence management or exercise control for the Funds listed below.

Fund                                    For             Against
Convertible Securities
	    3,095,312.00
	    8,436.00
Established Value *
	   6,320,358.00
	  59,150.00
Federal Money Market *
       406,475,910.00
			 -

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

Proposal 4k - To eliminate the restriction relating to purchasing on margin and short selling for the Funds listed below.

Fund                                    For             Against
Convertible Securities
	    3,095,312.00
	    8,436.00
Established Value *
	    6,309,601.00
	 69,907.00
Federal Money Market *
      404,997,772.00
     1,478,138.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

Proposal 4l - To amend and re-classify from fundamental to non-fundamental the restriction relating to illiquid and restricted securities for the Funds listed below.

Fund                                    For             Against
Convertible Securities
	   3,095,006.00
	    8,742.00
Established Value *
	   6,325,632.00
	 53,877.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

Proposal 4m - To eliminate the restriction, which prohibits the Fund listed below from owning the securities of an issuer when a Trustee or Officer of the Fund who is also a director or officer of that issuer owns certain amounts of the securities of that issuer.

Fund                            For                  Against
Established Value *
	     6,334,161.00
	 45,347.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.

Proposal 4n - To eliminate the restriction limiting investments in the securities of unseasoned issuers to not more than 5% of the assets of the Fund listed below.

Fund                            For                Against
Established Value *
	    6,340,145.00
	 39,363.00

* Although a majority of the votes cast were in favor of the proposal, it failed to pass because the 1940 Act requires that at least 50% of the fund's outstanding shares be present at the meeting.